UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

As previously reported, on January 19, 2012, Eastman Kodak Company (the “Company”) and its certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), Case No. 12-10202 (ALG). On August 23, 2013, the Bankruptcy Court entered an order confirming the revised First Amended Joint Chapter 11 Plan of Reorganization of Eastman Kodak Company and its Debtor Affiliates (the “Plan”). Capitalized terms not otherwise defined in this report on Form 8-K shall have the meanings given to them in the Plan.

On September 3, 2013, the Plan became effective pursuant to its terms and the Debtors emerged from their chapter 11 cases.

Upon the effectiveness of the Plan, all previously issued and outstanding shares of the Company’s common stock were cancelled as were all other previously issued and outstanding Equity Interests. Upon effectiveness of the Plan, the Company issued shares of a new class of common stock pursuant to the 1145 Rights Offering and the 4(2) Rights Offering. A portion of the 1145 Rights Offering Shares issued to the Backstop Parties, and all of the 4(2) Rights Offering Shares, are restricted securities under the Securities Act of 1933 and may not be offered, sold or otherwise transferred except in accordance with applicable restrictions. Additional shares of the new common stock are to be issued pursuant to the Plan as distributions to unsecured creditors. The Company expects to make initial distributions on account of general unsecured claims by the end of September.

In addition, upon effectiveness of the Plan, the Debtors’ Second Lien Notes and Unsecured Notes were cancelled. These securities included the following:

•	7.00% Convertible Senior Notes due 2017

•	7.25% Senior Notes due 2013

•	9.20% Debentures due 2021

•	9.95% Debentures due 2018

•	9.75% Senior Secured Notes due 2018

•	10.625% Senior Secured Notes due 2019.

In addition to the above, upon the effectiveness of the Plan, all obligations of the Debtors under the Second Lien Notes Indentures, Unsecured Notes Indentures, and any other Certificate, Equity Interest, share, note, bond, indenture, purchase right, option, warrant or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors or giving rise to any Claim or Equity Interest (except as provided under the Plan), were cancelled as to the Debtors and their Affiliates, and the Reorganized Debtors and their Affiliates ceased to have any obligations thereunder, provided that the Second Lien Notes Indentures and Unsecured Notes Indentures remain in effect and govern the rights and obligations of the Indenture Trustees and the beneficial holders of notes issued thereunder.

Holders of the Debtors’ Second Lien Notes and Unsecured Notes are entitled to receive the distributions provided under the Plan in full and final satisfaction of their Claims.

The description of the Plan in this report on Form 8-K is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on August 29, 2013.

A copy of the press release announcing the effectiveness of the Plan and the Company’s emergence from chapter 11 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

99.1	Press Release dated September 3, 2013.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K, including the exhibit hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, cash flow, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibit hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10–Q for the quarters ended March 31, 2013 and June 30, 2013, under the headings “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; the ability of the Company to discontinue certain businesses or operations; the Company’s ability to comply with the financial maintenance covenants in its credit facilities; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects; the Company’s ability to generate or raise cash sufficient to fund continued investments, capital needs, restructuring payments and service its debt; its ability to fairly resolve legacy liabilities; the resolution of claims against the Company; the Company’s ability to retain key executives, managers and employees; the Company’s ability to maintain product reliability and quality and growth in relevant markets; the seasonality of the Company’s businesses; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, including the exhibit hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date of this report on Form 8-K made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Patrick M. Sheller
General Counsel,
Secretary and Chief Administrative Officer

Date: September 3, 2013

EASTMAN KODAK COMPANY

INDEX TO EXHIBITS

Exhibit No.

(99.1)	Press Release dated September 3, 2013